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EXHIBIT 10.13
                                                                       EXHIBIT 2
                                                                       ---------

THIS WARRANT (THE "WARRANT") IS ISSUED PURSUANT TO THE TERMS OF THE PROVISIONS OF AN AGREEMENT (THE "AGREEMENT") BETWEEN INTERACTIVE NETWORK, INC. (THE "COMPANY") AND THE INITIAL WARRANT HOLDER. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF THE COMPANY. THIS SECURITY WAS SOLD IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Dated:  November 15, 2000                                          Warrant No. 1
                            ------------------------

                            INTERACTIVE NETWORK, INC.

                             STOCK PURCHASE WARRANT
                             ----------------------
                                    (AMENDED)
                                    ---------

         The term "Holder" shall initially refer to Morrison & Foerster LLP which is the initial holder of this Warrant and shall further refer to any subsequent permitted holder of this Warrant from time to time.

         This Warrant is issued, for good and valuable consideration, to the Holder, or its permitted successors and assigns, by the Company.

Section 1.        Price and Exercise of Warrant.
                  ------------------------------

         1.1 TERM OF WARRANT. This Warrant shall be exercisable for a period of five years after the date hereof (the expiration date for this Warrant is hereinafter referred to as the "Expiration Date").

         1.2 EXERCISE TERM. The Holder, or its permitted successors and assigns, is entitled to purchase from the Company, subject to the terms and conditions hereinafter set forth, fully paid and non-assessable shares of Common Stock ("Stock") which represents that number of shares determined by dividing (X) the sum of (a) $1,204,562.89, (b) the principal amount of any notes issued to evidence the balance owed by the Company to the Holder for legal services and disbursements in connection with the appeal by the Company of decisions by the U.S. Bankruptcy Court in connection with claims asserted by David Lockton and National Datacast, Inc., and (c) any interest accrued on such obligations, to the extent any such obligations remain unpaid, prior to the Expiration Date (the sum of (a), (b) and (c) being herein sometimes referred to as the "Aggregate Indebtedness") by (Y) the Warrant Price. Upon consummation of the contemplated merger of the Company with and into TWIN Entertainment, Inc. ("TWIN"), whose name will be changed to Two Way TV (U.S.), Inc. ("TWTVUS") as a result of the merger, this Warrant will entitle the holder to purchase fully paid and non-assessable shares of Common Stock of TWTVUS, calculated as aforesaid, subject to Section 5 hereof.

         1.3 EXERCISE PRICE. The price per share (the "Warrant Price") at which the shares of Stock are issuable upon exercise of this Warrant (the "Warrant Shares") shall be $.69 per share, which represents 101% of the average of the

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closing bid prices for the Company's common stock in the over-the-counter market for the twenty (20) business days on which the stock traded preceding the date of public announcement of a merger agreement between the Company and Two Way TV.

         1.4 Exercise of Warrant.
             --------------------

                  (a) This Warrant may be exercised, in whole or in part, upon surrender to the Company at its offices at Los Altos, California, of the certificate or certificates evidencing this Warrant to be exercised, together with the form of election to exercise attached hereto as EXHIBIT A duly completed and executed, and upon payment to the Company of the Warrant Price for the number of Warrant Shares in respect of which this Warrant is then being exercised.

                  (b) Payment of the aggregate Warrant Price shall be made only by making a Cashless Exercise (as defined herein). Upon a "Cashless Exercise" the Holder shall receive shares of Stock on a net basis such that, without the payment of any funds, the Holder shall surrender all or a portion of this Warrant in exchange for the number of shares of Stock equal to the quotient obtained by dividing (X) that portion of the Aggregate Indebtedness designated in the Election to Exercise on Exhibit A as being satisfied by such Cashless Exercise, by (Y) the Warrant Price.

                  (c) Subject to Section 2 hereof, upon surrender of this Warrant, and the duly completed and executed form of election to exercise, and payment of the Warrant Price, the Company shall cause to be issued and delivered to the Holder or such other person as the Holder may designate in writing a certificate or certificates for the number of full shares of Stock so purchased upon the exercise of this Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Stock as of the date of the surrender of this Warrant, and the duly completed and executed form of election to exercise, and payment of the Warrant Price; provided, that if the date of surrender of this Warrant and payment of the Warrant Price is not a business day, the certificates for the shares of Stock shall be issued as of the next business day (whether before or after the Expiration Date), and, until such date, the Company shall be under no duty to cause to be delivered any certificate for such shares of Stock or for shares of such other class of stock. If this Warrant is exercised in part, a new warrant certificate of the same tenor and for the number of Warrant Shares not exercised shall be executed by the Company.

         1.5 FRACTIONAL INTERESTS. The Company shall not be required to issue fractions of shares of Stock on the exercise of this Warrant. If any fraction of a share of Stock would be issuable upon the exercise of this Warrant (or any portion thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the last reported sale price of the Stock on the NASDAQ National Market System or any other national securities exchange or market on which the Stock is then listed or traded or, if not so listed or traded, at the fair market value per share of the Stock as determined by the Company.

Section 2.        Exchange and Transfer of Warrant.
                  ---------------------------------

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                  (a) This Warrant may be transferred, in whole or in part,
without restriction (except that an allocable portion of the unpaid Aggregate Indebtedness shall also be transferred in order to permit a Cashless Exercise of the portion of the Warrant so transferred), subject to receipt of an opinion from Morrison & Foerster LLP or any other law firm satisfactory to the Company that such transfer is in compliance with applicable securities laws. A transfer may be registered with the Company by submission to it of this Warrant, together with the annexed Assignment Form attached hereto as EXHIBIT B duly completed and executed. After the Company's receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new warrant (representing the portion of this Warrant so transferred) at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new holder's name. In the event of a partial transfer of this Warrant, the Company shall concurrently issue and deliver to the transferring holder a new warrant that entitles the transferring holder to purchase the balance of this Warrant not so transferred and that otherwise is upon the same terms and conditions as this Warrant. Upon the due delivery of this Warrant for transfer, the transferee holder shall be deemed for all purposes to have become the holder of the new warrant issued the portion of this Warrant so transferred, effective immediately prior to the close of business on the date of such delivery, irrespective of the date of actual delivery of the new warrant representing the portion of this Warrant so transferred.

                  (b) In the event of the loss, theft or destruction of this Warrant, the Company shall execute and deliver an identical new warrant to the Holder in substitution therefor upon the Company's receipt of (i) evidence reasonably satisfactory to the Company of such event and (ii) if requested by the Company, an indemnity agreement reasonably satisfactory in form and substance to the Company. In the event of the mutilation of or other damage to this Warrant, the Company shall execute and deliver an identical new warrant to the Holder in substitution therefor upon the Company's receipt of the mutilated or damaged warrant.

                  (c) The Company shall pay all costs and expenses incurred in connection with the exercise, exchange, transfer or replacement of this Warrant, including, without limitation, the costs of preparation, execution and delivery of a new warrant and of stock certificates representing all Warrant Shares; provided, that the Holder shall pay all stamp and other transfer taxes payable in connection with the transfer or replacement of this Warrant.

Section 3.        Certain Covenants.
                  ------------------

                  (a) The Company shall at all times reserve for issuance and keep available out of its authorized and unissued shares of Stock, solely for the purpose of providing for the exercise of this Warrant, such number of shares of Stock as shall from time to time be sufficient therefor.

                  (b) The Company will not, by amendment of its Articles of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the foregoing, the Company
(i) will not increase the par value of any shares of capital stock receivable upon the exercise of this Warrant above the amount payable therefor upon such

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exercise and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of capital stock upon the exercise of this Warrant.

Section 4.        Adjustment of Warrant Price and Number of Warrant Shares.
                  ---------------------------------------------------------

         The Warrant Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as hereinafter provided.

                  (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its Stock in shares of its Stock or any other distribution of property other than cash, (ii) subdivide its outstanding Stock,
(iii) combine its outstanding Stock into a smaller number of shares, or (iv) issue any shares by reclassification of its Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Warrant Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder, upon exercise of this Warrant after such date, shall be entitled to receive the aggregate number and kind of shares of Stock which, if this Warrant had been exercised immediately prior to such record date, it would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination or reclassification.

                  (b) Whenever the Warrant Price payable upon exercise of this Warrant is adjusted pursuant to paragraph (a) above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of this Warrant by the Warrant Price in effect as of the date of this Warrant and dividing the product so obtained by the Warrant Price, as adjusted.

                  (c) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, that any adjustments not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                  (d) Whenever the Warrant Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Warrant Price and adjusted number of shares issuable upon exercise of this Warrant to be mailed to the Holder. The certificate setting forth the computation shall be signed by the Chief Financial Officer of the Company.

                  (e) In the event that at any time, as a result of any adjustment made pursuant to paragraph (a) above, the holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Stock contained in paragraph (a) above.

Section 5.        Consolidation, Merger, or Sale of Assets.
                  -----------------------------------------

                  (a) In case of any consolidation of the Company with, or merger of the Company with or into any other entity (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Stock), or any sale or transfer of all or substantially all of the assets of the Company or of the person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer.

                  (b) Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 5 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

Section 6.        Rights and Obligations of the Warrant Holder.
                  ---------------------------------------------

         This Warrant shall not entitle the Holder to any rights of a stockholder in the Company.

Section 7.        Restrictive Stock Legend.
                  -------------------------

         This Warrant and the Warrant Shares have not been registered under any securities laws. Accordingly, any stock certificates issued pursuant to the exercise of this Warrant shall (until receipt of an opinion from Morrison & Foerster LLP or another law firm satisfactory to the Company that such legend is no longer necessary) bear the following legend:

                  This security was sold in a private placement, without registration under the Securities Act of 1933, as amended (the "Securities Act"), and may be offered or sold only if registered under the Securities Act or if an exemption from registration is available.

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Section 8.        Notices.
                  --------

                  (a) The Company shall give the Holder notice at least thirty
(30) days prior to the occurrence of any event that requires an adjustment of the Warrant Price, or that constitutes an event subject to the provisions of
Section 5. In the event of failure of the Company to give the required notice, such failure will not invalidate any action taken by the Company, but will entitle the Holder to an additional period of thirty (30) days following the receipt of any subsequent notice of such event to exercise this Warrant or otherwise take action that would be permitted if such notice had been timely received.

                  (b) Any notice or other communication required or permitted to be given here shall be in writing and shall be effective (i) upon hand delivery or delivery by e-mail or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (ii) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communication shall be:

         If to the Company:

                  Interactive Network, Inc.
                  180 Second Street, Suite B
                  Los Altos, CA  94022
                  Telephone:  (650) 947-3345
                  Telecopier: (650) 917-1615
                  E-Mail:

         If to the Holder:

                  Chief Financial Officer
                  Morrison & Foerster LLP
                  345 California Street
                  San Francisco, CA 94104
                  Telephone:  (415) 268-7000
                  Telecopier: (415) 268-7522
                  E-Mail:  wtwomey@mofo.com

Each party hereto may from time to time change its address for notices under this Section 8 by giving at least 10 days' notice of such changes address to the other party hereto.

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Section 9.        Amendments and Waivers.
                  -----------------------

         This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

Section 10.       Applicable Law.
                  ---------------

         This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on the day and year first above written.



                                           Interactive Network, Inc.



                                           By: /s/ Bruce W. Bauer
                                               ---------------------------
                                               Bruce W. Bauer
                                               Chairman of the Board, President
                                               and Chief Executive Officer

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                                    Exhibit A
                                    ---------


To:      Interactive Network, Inc.


                              ELECTION TO EXERCISE

         The undersigned hereby exercises its right to subscribe for and purchase from Interactive Network, Inc., fully paid, validly issued and non-assessable shares of Stock covered by the within Warrant and tenders payment herewith in the amount of $__________ represented by satisfaction of that amount of the Aggregate Indebtedness by means of Cashless Exercise, in accordance with the terms thereof, and requests that certificates for such shares be issued in the name of, and delivered to:

                                          -----------------------

                                          -----------------------

                                          -----------------------


Date:
       -----------------------                           [Holder]



                                                     By
                                                        -----------------------
                                                     Name:
                                                     Title:

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                                    Exhibit B
                                    ---------


                                 ASSIGNMENT FORM


To:      Interactive Network, Inc.


         The undersigned hereby assigns and transfers this Warrant to

--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (Print or type assignee's name, address and postal code)

and irrevocably appoints
                         -------------------------------------------------------
to transfer this Warrant on the books of the Company.

Date:                                               [Holder]
      ----------------------


                                                     By
                                                        -----------------------
                                                     Name:
                                                     Title:

         (Sign exactly as your name appears on the face of this Warrant)

Signature guarantee: